UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2007

VIRAGE LOGIC CORPORATION

(Exact name of registrant as specified in its charter)

000-31089

(Commission File Number)

Delaware	77-0416232
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

47100 Bayside Parkway

Fremont, California 94538

(Address of principal executive offices, with zip code)

(510) 360-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 7, 2007, Virage Logic Corporation (the “Company”) issued a press release announcing that Company entered into an agreement to acquire all outstanding shares of Ingot Systems Inc. (“Ingot”) an on-chip DDR solutions company, pursuant to a Stock Purchase Agreement dated August 3, 2007. The acquisition is expected to close on or about August 15, 2007.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated August 7, 2007, entitled “Virage Logic Corporation Enters Into Agreement to Acquire Ingot Ingot Systems”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRAGE LOGIC CORPORATION

Date: August 7, 2007	By:	/s/ Christine Russell
Christine Russell
Vice President of Finance and
Chief Financial Officer

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EXHIBIT INDEX

99.1	Press Release dated August 7, 2007, entitled “Virage Logic Corporation Enters Into Agreement to Acquires Ingot Systems”

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